UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2025

GRACE THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

State of Delaware	001-35776	98-1359336
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

103 Carnegie Center Suite 300 Princeton, New Jersey	08540
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (609) 322-1602

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	GRCE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On September 12, 2025, Grace Therapeutics, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Meeting”). Proxies for the Meeting were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition to the Company’s board of director’s solicitation. Stockholders of a total of 7,926,945 of the Company’s shares of common stock were present or represented by proxy at the Meeting, representing 57.32% of the Company’s 13,828,562 shares of common stock issued and outstanding and entitled to vote at the Meeting as of the record date of July 18, 2025. Set forth below are the matters acted upon by the Company’s stockholders at the Meeting and the final voting results on each matter. Each of the proposals is described in further detail in the Proxy Statement.

Proposal No. 1 – Election of Directors

The nominees listed below were elected as directors by the following votes to serve until the close of the Company’s next annual meeting of stockholders and until such director’s successor is elected and qualified or until his earlier death, resignation, retirement, disqualification or removal:

Nominee	Votes For	Withheld	Broker Non-Votes
Vimal Kavuru	6,294,270	34,185	1,598,490
A. Brian Davis	6,299,935	28,520	1,598,490
Prashant Kohli	6,299,420	29,035	1,598,490
S. George Kottayil	6,300,168	28,287	1,598,490
Edward Neugeboren	6,300,263	28,192	1,598,490

Proposal No. 2 – Advisory Vote to Approve Named Executive Officer Compensation

The proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement was approved by the stockholders by the following vote:

For	Against	Abstain	Broker Non-Votes
6,178,757	74,002	75,696	1,598,490

Proposal No. 3 – Ratify the Appointment of Independent Registered Public Accounting Firm

The proposal to ratify the appointment KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2026 was approved by the stockholders by the following vote:

For	Against	Abstain	Broker Non-Votes
7,797,832	127,248	1,865	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 12, 2025	GRACE THERAPEUTICS, INC.

	By:	/s/ Prashant Kohli
Name: Prashant Kohli
Title: Chief Executive Officer